PREPAID EXPENSES AND OTHER RECEIVABLES	9 Months Ended
Dec. 31, 2022
Prepaid Expenses And Other Receivables
PREPAID EXPENSES AND OTHER RECEIVABLES

NOTE 5. PREPAID EXPENSES AND OTHER RECEIVABLES

(In thousands)	As of December 31, 2022	As of March 31, 2022

Prepaid clinical research costs	$1,286	$–
Prepaid insurance	164	1,084
Research & development tax credits	169	169
Tax deposits	119	142
Other prepaid expenses	33	45
Other receivables	15	40
Total prepaid expenses and other receivables	$1,786	$1,480